Filed pursuant to Rule 497(e)
Registration Nos. 033-38074; 811-06260

QUAKER INVESTMENT TRUST

Supplement dated March 1, 2017
To the Summary Prospectus, Prospectus and Statement of Additional Information Dated
November 1, 2016 for the Quaker Global Tactical Allocation Fund

Thomas Kirchner and Paul Hoffmeister have replaced Robert Andres as Portfolio Managers of the Quaker Global Tactical Allocation Fund (the “Fund”). Accordingly, the following information supplements the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) and replaces any information to the contrary.

Summary Prospectus

The following information replaces the information on page 6 regarding the Fund’s portfolio manager:

PORTFOLIO MANAGERS

Thomas F. Kirchner, CFA, and Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Paul Hoffmeister, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Prospectus

Global Tactical Allocation Fund Summary

The following information replaces the information on page 11 regarding the Fund’s portfolio manager:

PORTFOLIO MANAGERS

Thomas F. Kirchner, CFA, and Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Paul Hoffmeister, Co-Portfolio Manager of the Adviser, has been responsible for the day-to-day management of the Fund since 2017.

Management of the Funds

The information regarding portfolio managers for the Fund and the Quaker Event Arbitrage Fund beginning on page 37 under the heading “Sub-advisers and Portfolio Managers” is replaced with the following:

QUAKER GLOBAL TACTICAL ALLOCATION FUND AND QUAKER EVENT ARBITRAGE FUND

Quaker Funds, Inc. (the “Adviser”) located at 1180 W. Swedesford Rd. Suite 150, Berwyn, PA 19312, serves as Adviser to the Quaker Global Tactical Allocation Fund and the Quaker Event Arbitrage Fund. The Adviser has discretionary responsibility for investment of the assets and the portfolio management of the Funds.

The following individuals are primarily responsible for the day-to-day management of the Funds:

Thomas F. Kirchner, CFA – Mr. Kirchner is Co-Portfolio Manager responsible for the day-to-day management of the Funds.  From 2003-2009, prior to joining the Adviser with the acquisition by the Quaker Event Arbitrage Fund of the Pennsylvania Avenue Fund, Mr. Kirchner was the founder of Pennsylvania Avenue Advisers LLC (“Pennsylvania Avenue”) and the portfolio manager of the Pennsylvania Avenue Fund, a series of the Pennsylvania Avenue Funds.  Prior to establishing Pennsylvania Avenue, from 1996-1999, Mr. Kirchner worked as a Bond Trader and Financial Engineer for Banque Nationale de Paris S.A.  From 1999-2004, Mr. Kirchner was retained by Fannie Mae as a Financial Engineer.  Mr. Kirchner is a graduate of Kings College, University of London; Institut d’Etudes Politiques de Paris and University of Chicago Booth School of Business.  Mr. Kirchner has earned the right to use the Chartered Financial Analyst designation.

Paul Hoffmeister – Mr. Hoffmeister is Co-Portfolio Manager responsible for the day-to-day management of the Funds. Mr. Hoffmeister joined Quaker Funds, Inc. in 2010 as the portfolio strategist to the Quaker Event Arbitrage Fund. He served as the Chief Economist of Bretton Woods Research between 2006 and 2014, and Director of Market Strategy at Polyconomics from 2004-2006. He is an economic counsel to Bretton Woods Research and is a graduate of Georgetown University with a BS in Accounting and Finance.

SAI

Information regarding Mr. Kirchner’s and Mr. Hoffmeister’s compensation and other accounts managed is available in the SAI.

As of January 31, 2017, Mr. Kircher and Mr. Hoffmeister did not own any shares of the Fund.

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Please retain this supplement for future reference.